Mairs and Power
Balanced Fund, Inc.

Trading Symbol: MAPOX

Summary Prospectus April 30, 2010

The Fund's investment objectives, risks and expenses must be considered carefully before investing. The Fund's Prospectus and Statement of Additional Information, both dated April 30, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund's Prospectus and other information about the Fund, go to www.mairsandpower.com or call 800-304-7404.

Fund Summary

Investment Objectives

The objectives of the Mairs and Power Balanced Fund (the "Fund") are to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified portfolio including bonds, preferred stocks, common stocks and other securities convertible into common stock. The objective of the Fund is also to provide a current income yield of at least 25% greater than that of the Standard & Poor's 500 Stock Index, although there can be no assurance that this objective will be met.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses (Transfer Agent, Custodian, Accounting, Legal, Audit, etc.)	0.23%
Total Annual Fund Operating Expenses	0.83%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and you then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$85	$259	$449	$996

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18.92% of the average value of its portfolio.

Principal Investment Strategies

The Fund emphasizes investments in common stock and other securities convertible into common stock as well as fixed income securities. Preference is given to higher rated investment grade fixed income securities (Baa or better by Moody's Investors Service). Lower rated convertible and non- convertible debt securities may be purchased if, in the opinion of the investment adviser, the potential rewards outweigh the incremental risks. The Fund may also invest in foreign securities. The Fund seeks to keep its assets reasonably fully invested at all times, to maintain modest portfolio turnover rates and to moderate risk by investing in a diversified portfolio of equity and fixed income securities.

Fund Summary (continued)

Principal Risks of Investing in the Fund

All investments have risks. The Fund is designed for long-term investors. Shareholders should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objectives. The Fund cannot provide assurance that it will achieve its objectives. Loss of money is a risk of investing in the Fund. The main risks of investing in the Fund are:

Market Conditions

Equity securities are generally subject to greater risk than fixed income securities in adverse market conditions. Equity security prices may fluctuate markedly over the short-term due to changing market conditions, interest rate fluctuations and various economic and political factors.

Fund Management

Active management by the investment adviser in selecting and maintaining a portfolio of securities that will achieve the Fund's investment objectives could cause the Fund to underperform compared to other funds having similar investment objectives.

Credit Risk

Fixed income securities are subject to credit risk, which is the risk the issuer of a debt security will fail to make interest and principal payments when due. Securities issued by the United States Government generally are viewed as carrying minimal credit risk. Securities issued by private entities and governmental entities not backed by the full faith and credit of the United States are subject to higher levels of credit risk. Payment defaults could cause the value of the Fund's investment portfolio to decline.

Debt Securities Rated Less than Investment-Grade

These securities have a higher degree of credit risk. Companies that issue these lower rated securities are often highly leveraged and traditional methods of financing may not be available to them. Also, market values of lower rated securities may be more sensitive to developments which affect the individual issuer and to general economic conditions.

Interest Rate Risk

Fixed-rate debt securities are subject to interest rate risk, which is the risk the value of a fixed-rate debt security will decline due to an increase in market interest rates. When interest rates rise, the value of a fixed-rate debt security generally decreases. When interest rates decline, the value of a fixed-rate debt security generally increases. Generally, a debt security with a longer maturity will have a greater price volatility as a result of interest rate changes than a debt security with a shorter maturity. Investors in the Fund bear the risk that increases in market interest rates will cause the value of the investment portfolio to decline.

Call Risk

The Fund invests in corporate bonds, which are subject to call risk. Corporate bonds and some securities issued by United States agencies may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. If a bond held by the Fund is called during a period of declining interest rates, the Fund will likely reinvest the proceeds received by it at a lower interest rate than that of the called bond, causing a decrease in the Fund's income.

Mortgage Related and Other Asset-Backed Securities

Mortgage-backed securities are securities representing interests in pools of mortgage loans secured by residential or commercial real estate. Payments of interest and principal on these securities are generally made monthly by passing through the monthly payments made by the individual borrowers on the mortgage loans in the pool. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities.

Payment of principal and interest on some mortgage-backed securities may be guaranteed by the full faith and credit of the United States Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the United States Government (in the case of securities guaranteed by FNMA of FHLMC). Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

Securities of Foreign Issuers and ADRs

There are certain risks in securities of foreign issuers which are not associated with domestic securities. These risks among others include political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices and greater fluctuations in price than United States corporations. In addition, there may be less publicly available information about a foreign company than about a United States domiciled company.

Fund Summary (continued)

Risk/Return Bar Chart and Table

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year over a 10-year period. Both the chart and the table assume that all distributions have been reinvested. Updated performance information is available online at www.mairsandpower.com approximately 10 days following each month end.

Highest and Lowest Calendar Quarters (for the past 10 years)

Highest Quarter	2	nd Quarter, 2009:	+ 13.47%
Lowest Quarter	4	th Quarter, 2008:	- 12.69%

Performance

Average Annual Total Returns

The following table shows how the Fund's average annual returns before and after taxes for one, five and ten years compare to those of the S&P 500 and a Composite Index. The Composite Index reflects an unmanaged portfolio of 60% S&P 500 and 40% Barclays Capital Government/ Credit Bond Index, which is composed of high-quality, investment grade U.S. government and corporate fixed income securities with maturities greater than one year.

The unaudited after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Past performance of the Fund, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(For the periods ended December 31, 2009)

	1 year	5 years	10 years
Return Before Taxes	+21.35%	+3.17%	+5.54%
Return After Taxes on Distributions	+20.15%	+2.27%	+4.38%
Return After Taxes on Distributions and Sale of Fund Shares	+14.18%	+2.37%	+4.25%
S&P 500 Index (reflects no deduction for expenses or taxes)	+26.46%	+0.42%	-0.95%
Composite Index (reflects no deduction for fees, expenses or taxes)	+17.74%	+2.43%	+2.27%

Portfolio Management

The Fund employs Mairs and Power, Inc. (the Adviser) to manage the Fund's investment portfolio. William B. Frels, the lead portfolio manager of the Fund since 1992, is Chairman, CEO and Director of the Adviser. Ronald L. Kaliebe, co-manager of the Fund since 2006, is Vice President and Director of the Adviser.

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts offered by the Fund are:

Type of Account	Minimum Investment	Subsequent Investment
Regular	$2,500	$100
IRA	$1,000	$100

You may purchase or redeem Fund shares directly through the Fund's transfer agent by writing or calling:

Mairs and Power Balanced Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Telephone: 800-304-7404

Fund Summary (continued)

Fund transactions may be made on any day the New York Stock Exchange is open for business. When you buy shares, you can pay for your shares by check or wire. When you sell shares, you will receive a check via mail. If you request a redemption via wire, you will be charged a fee. In certain cases, you may ask your authorized financial professional for more information about buying or selling shares.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions to individual retirement accounts and qualified retirement plans are generally tax-free.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund's investment adviser may pay the intermediary a fee to compensate them for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.